Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
Note 25. Subsequent Events

On May 14, 2025, the shareholders approved the payment of a dividend of Ps.0.52 (fifty-two peso cents) per share from the accumulated earnings account, payable in two equal installments, to each of the series “B” shares, subject to adjustments arising from the repurchase or placement of its own shares, or other corporate events; and the establishment of the Company’s shares buyback fund in the amount of Ps.10 billion, adding to such amount the buyback program fund’s balance as of such date, which may be used as of the date of this meeting and concluding on the date of the annual meeting that approves the Company´s operations for the fiscal year 2025.